United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                       Date of Report:  November 21, 2002
                         Commission File Number: 0-27361


                                 ZOOLINK, CORP.
        (Exact name of small business issuer as specified in its charter)

                                    formerly,
                                  NETJ.COM CORP

Nevada                                                                91-1007473
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point,  CA                          92629
(Address  of  principal  executive  offices)                         (Zip  Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock

                                  INTRODUCTION


     ITEM 1. CHANGE OF CONTROL OF REGISTRANT. The change of control of this Issuer has been previously disclosed. Please refer to our Definitive 14C filing, of October 31, 2002.

                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE

----------------------------------------------------------
 Name and Address of Beneficial       Share             %
 Owner                                Ownership
----------------------------------------------------------
Ali Shawkat  President/Director . . .  3,060,6100   149.19
#605-189 Davie Street
Vancouver BC V6Z 2X9
----------------------------------------------------------
All Officers and Directors as a Group   3,989,950    19.45
----------------------------------------------------------
Mudhar Shawkat. . . . . . . . . . . .   3,718,031    18.12
111 Hassan Sabri Street
Flat 75 Zamlek
Cairo Egypt
----------------------------------------------------------
Subtotal Other 5% Owners. . . . . . .   5,065,000    24.69
----------------------------------------------------------
Total Shares Issued and Outstanding .  20,515,000   100.00
----------------------------------------------------------

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     ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS. The transaction, previously reported and disclosed, has closed. We now report the closing of that transaction on November 21, 2002. We have changed our corporate name from Netj.com, Corp to Zoolink, Corp., and effected a share exchange with Zoolink Communications Ltd., a company incorporated under the Federal Laws of Canada, with Offices at 1800, 1055 West Hastings Street, Vancouver British Columbia.

     Pursuant to the Share Exchange, the former NetJ has acquired about 90% of the private company, and will acquire the remainder in due course, for a total acquisition of 100%, for a total of 12,000,000 new investment shares of the former Netj. In connection therewith, 21,139,084 former affiliate shares have been cancelled.

     The business plan and unaudited financial statements of Zoolink have been disclosed previously, in our

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM 5. OTHER EVENTS. We have changed our corporate name as previously disclosed. Our new CUSIP number is 989766 10 0. Please refer to our Definitive 14C filing, of October 31, 2002 for general additional information.

     ITEM 6. CHANGES OF REGISTRANT'S DIRECTORS. On November 21, 2001 the following action was taken by the Board of Directors:

          1. Wendy Paige and James Melillo hereby appoint Ali Shawkat as an additional director, to become the Sole Remaining Director upon the resignations of Wendy Paige and James Melillo.

          2. Effective upon, and only upon, the written acceptance of office by Ali Shawkat, Wendy Paige and James Melillo, each and both, resign from all corporate offices.


     The acceptance of Mr. Shawkat is effective November 22, 2002, as a practical matter.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

                                 ZOOLINK, CORP.
                                    formerly,
                                  NETJ.COM CORP

                                       by

                                 /s/Wendy Paige
                             Wendy Paige, President

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